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                                                                     EXHIBIT 4.1

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
          AMERICAN BANK NOTE COMPANY                                  PRODUCTION COORDINATOR: MARY TARTAGLIA: 215-764-8621
             55TH AND SANSOM STREET                                                 PROOF OF OCTOBER 31, 2000
             PHILADELPHIA, PA 19139                                                         STARBAND
                 (215) 764-8600                                                            H 68289 fc
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       SALES: C. SHARKEY:  302-731-7088                                      OPERATOR:                        hj
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 / HOME 46 / LIVE JOBS / S / StarBand 68289                                                   NEW
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
                                                                                                            SHARES

  NUMBER
                                    [STARBAND COMMUNICATIONS(SM) LOGO]
SB
                           INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                         CUSIP 855199 10 5
COMMON STOCK                                                                                  SEE REVERSE FOR CERTAIN DEFINITIONS
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THIS CERTIFIES THAT






is the owner of


  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK $.05 PAR VALUE PER
                                   SHARE, OF

                         STARBAND COMMUNICATIONS INC.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


STARBAND COMMUNICATIONS INC.
        CORPORATE
          SEAL
          2000
        DELAWARE



Dated:



[sig]                                   [sig]
Corporate Controller and Treasurer      Co-Chairman and Chief Executive Officer


Countersigned and Registered:
 AMERICAN STOCK TRANSFER & TRUST COMPANY
            (New York, NY)

                                 Transfer Agent
                                 and Registrar,

By


                           Authorized Signature

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                         STARBAND COMMUNICATIONS INC.

        The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder upon written request a copy of the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class of stock (and any series thereof) authorized to be issued by the Corporation as set forth in the Amended and Restated Certificate of Incorporation and amendments thereto filed with the Secretary of State of the State of Delaware.

               KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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TEN COM   -- as tenants in common                  UNIF GIFT MIN ACT--.............Custodian..............
TEN ENT   -- as tenants by the entireties                                (Cust)                (Minor)
JT TEN    -- as joint tenants with right                              under Uniform Gifts to Minors
             of survivorship and not as                               Act..............................
             tenants in common                                                     (State)

                                                   UNIF TRANS MIN ACT--.............Custodian..............
                                                                         (Cust)                (Minor)
                                                                      under Uniform Gifts to Minors
                                                                      Act..............................
                                                                                   (State)
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    Additional abbreviations may also be used though not in the above list.

        For value received,........................hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------......................................


 ............................................................................
             Please Print or Typewrite Name and Address Including
                          Postal Zip Code of Assignee

 ............................................................................


 ............................................................................


 ......................................................................Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

 ............................................................................
Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.


Dated:..................


                                          ..................................


        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

SIGNATURE(S) GUARANTEED:........................................................
                        THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKHOLDERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

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
          AMERICAN BANK NOTE COMPANY                                  PRODUCTION COORDINATOR: MARY TARTAGLIA: 215-764-8621
             55TH AND SANSOM STREET                                                 PROOF OF OCTOBER 31, 2000
             PHILADELPHIA, PA 19139                                                         STARBAND
                 (215) 764-8600                                                            H 68289 bk
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       SALES: C. SHARKEY: 302-731-7088                                      OPERATOR:                        hj
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 / HOME 46 / LIVE JOBS / S / StarBand 68289                                                    NEW
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